Investor Presentation

(Based upon First Quarter 2006 results)

April 25, 2006

www.j2global.com

  Future operating results

  Subscriber growth and retention

  Earnings growth and expectations

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “Financial Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of April 25, 2006 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of April 25, 2006 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Higher than expected tax rates or exposure to additional income or other tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/27/06 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Core j2 Global Assets

11.0 million subscribed telephone numbers (DIDs)

Global advanced messaging network

~2000 cities in 29 countries on 5 continents

15.2 MM+ unique DIDs worldwide in inventory

Patented technology

A portfolio of 29 issued U.S. patents, and numerous pending U.S. patent applications, issued foreign patents and pending foreign applications

Licensing programs designed to monetize the portfolio

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong financial position

36 consecutive quarters of Revenue growth

17 consecutive quarters of positive and growing Operating Earnings

30% year-over-year Revenue growth

$162.3 MM of cash & investments to fund growth (as of 03/31/06)

Nominal amount of debt

Subscriber Acquisition

Individuals

Targeted Web marketing (e.g. AOL, MSN, Yahoo!, Google, CareerBuilder, Earthlink)

Sold primarily through: www.eFax.com , www.j2.com, www.onebox.com and
www.evoice.com

Use of proprietary Life Cycle Management

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: www.eFaxCorporate.com, supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced email, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Small to Mid-Sized Enterprises (SMEs)

Launched in late Q4 ’05 with initial direct sales force of 4

Designed for 150 - 750 DID accounts

Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Designed for > 750 DID accounts

Paid Subscription Drivers

Seven Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness

Search engine discovery

Accounts for up to 50% of monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct Enterprise/Government

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing/CPA deals

International marketing programs in Europe

SME sales

Services Update

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Service Roadmap

Individual/SMB Bring Your Own Number

Eliminate largest barrier to entry - no need to replace existing fax number

Automated way for customers to port their fax numbers to j2

Significant enhancement of targeted customer base

Replace traditional fax machine solution with eFax Service

Reduces customer’s switching costs

Enhanced Online Features & Functionality

Increased storage size,

capabilities and functionality

Storage for all customers with

longer archiving time

Larger storage space addresses:

Compliance

Disaster Recovery

Security

New capabilities

Searchable Fax

OCR

Various file formats

All file types allowed, not just fax

Expands the relationship with

our customers

New revenue streams

eFax Developer

Now available at www.efaxdeveloper.com

One-stop shopping for Enterprise Faxing

Inbound routing via bar-code

Expands eFax relationship with corporate customers

Financial Highlights

Historical Revenue & Operating Earnings Growth

36 consecutive quarters of Revenue growth

17 consecutive quarters of Operating Earnings growth

Operating earnings for Q1 2006 is based on Non-GAAP
earnings. See Slide 20 for a reconciliation to GAAP.

Cost Trends

All margin data for Q1 2006 are based on Non-GAAP earnings.
See Slide 20 for a reconciliation to GAAP.

Financial Guidance

(1)   Excludes non-cash compensation expense for SFAS 123(R). Assumes an effective annual tax rate of approximately 30%
       and 25.7 million fully diluted shares outstanding

$0.55 – $0.57

$43.6 – $44.6

Q2

2006

$2.24 - $2.36

Non-GAAP EPS (1)

$181 - $191

Revenues (millions)

Fiscal Year

2006

Supplemental Information

Metrics

2006

Q1

Q2

Q3

Q4

Total

Q1

Q2

Q3

Q4

Total

Q1

Fixed Subscriber Revenues

$16,021

$17,750

$19,122

$20,823

$73,716

$22,773

$23,756

$25,229

$26,963

$98,721

$28,537

Variable Subscriber Revenues

6,041

7,314

7,863

8,226

29,444

8,502

10,323

11,258

10,901

40,984

12,025

   Subscriber Revenues

$22,062

$25,063

$26,985

$29,050

$103,160

$31,275

$34,079

$36,487

$37,864

139,705

$40,562

Other Revenues

880

768

786

749

3,183

949

806

1,202

1,279

4,236

1,456

      Total Revenues

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

DID Based Revenues

$21,664

$24,057

$25,994

$27,937

$99,652

$30,186

$33,009

$34,760

$36,063

$134,018

$38,718

Non-DID Revenues

1,278

1,774

1,777

1,862

6,691

2,038

1,876

2,929

3,080

9,923

3,300

Total Revenues

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

Subscriber Revenue/Total Revenues

96.2%

97.0%

97.2%

97.5%

97.0%

97.1%

97.7%

96.8%

96.7%

97.1%

96.5%

DID Based/Total Revenues

94.4%

93.1%

93.6%

93.8%

93.7%

93.7%

94.6%

92.2%

92.1%

93.1%

92.1%

%

Fixed Subscriber Revenues

72.6%

70.8%

70.9%

71.7%

71.5%

72.8%

69.7%

69.1%

71.2%

70.7%

70.4%

%

Variable Subscriber Revenues

27.4%

29.2%

29.1%

28.3%

28.5%

27.2%

30.3%

30.9%

28.8%

29.3%

29.6%

Paid DIDs

(1)

434,616

469,328

515,162

553,949

598,490

641,720

691,096

740,120

788,130

Average Monthly Revenue/DID

$16.68

$17.22

$16.95

$16.87

$16.85

$17.21

$16.89

$16.36

$16.39

Cancel Rate

(2)

2.9%

2.5%

2.5%

2.7%

2.9%

2.5%

2.6%

2.4%

2.5%

Free DIDs

5,843,167

6,873,083

7,106,249

8,180,452

8,448,517

8,653,386

9,549,886

10,423,723

10,225,974

Average Monthly Revenue/DID

$0.05

$0.04

$0.04

$0.04

$0.04

$0.04

$0.03

$0.03

$0.04

Total DID Inventory (MM)

8.6

9.5

11.3

11.9

12.7

13.6

14.2

14.6

15.2

Countries Covered

20

20

20

22

23

25

26

26

29

Gross Margin

79.1%

80.1%

80.4%

81.3%

80.3%

79.8%

80.2%

78.5%

78.9%

79.3%

78.8%

Operating Margin

43.5%

42.6%

43.0%

44.0%

43.3%

41.4%

44.0%

43.2%

42.0%

42.7%

42.3%

Cash/Funds Available for Growth

(millions)

$67.4

$74.2

$83.9

$93.8

$98.2

$108.6

$131.6

$144.5

$162.3

Free Cash Flow

(3)

(millions)

$9.9

$11.6

$11.9

$10.9

$44.3

$11.3

$13.8

$13.5

$16.8

$55.5

$18.5

(1)

For Q1 2005, reduced by 6,625 DIDs due to the discontinuance of a marketing trial.

(2)

Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(3)

Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.

2005

2004

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Q1 '04

Q2 '04

Q3 '04

Q4 '04

Q1 '05

Q2 '05

Q3 '05

Q4 '05

Q1 '06

Net cash provided by operating activities

$10.252

$13.044

$13.240

$14.785

$13.762

$15.227

$15.951

$19.723

$19.245

Purchases of property & equipment

(0.319)

(1.442)

(1.337)

(3.883)

(2.473)

(1.420)

(2.433)

(2.884)

(0.757)

Free Cash Flow

(1)

$9.933

$11.602

$11.903

$10.902

$11.289

$13.807

$13.518

$16.839

$18.488

GAAP Reconciliation

Reported

Non-GAAP

Revenues

Subscriber

40,562

$

-

$

40,562

$

Other

1,456

-

1,456

Total revenue

42,018

-

42,018

Cost of revenues

(1)

9,010

(109)

(1)

8,901

Gross profit

33,008

109

33,117

Operating expenses:

Sales and marketing

(1)

6,864

(265)

(1)

6,599

Research, development and engineering

(1)

1,892

(110)

(1)

1,782

General and administrative

(1)

7,900

(940)

(1)

6,960

Total operating expenses

16,656

(1,315)

15,341

Operating earnings

16,352

1,424

17,776

Other income and expenses:

Interest and other income, net

1,256

-

1,256

Total other income and expenses:

1,256

-

1,256

Earnings before income taxes

17,608

1,424

19,032

Income tax expense

(2)

5,297

345

(2)

5,642

Net earnings

12,311

$

1,079

$

13,390

$

Basic net earnings per share

0.50

$

0.54

$

Diluted net earnings per share

0.48

$

0.52

$

Basic weighted average shares outstanding

24,624,889

24,624,889

Diluted weighted average shares outstanding

25,518,689

25,687,915

(1)

Stock-based compensation as follows

due to the adoption of SFAS 123(R)

Cost of revenues

109

$

Sales and marketing

265

Research, development and engineering

110

General and administrative

940

Total stock-based compensation

1,424

$

(2)

Income tax benefit associated with stock-based

compensation due to the adoption of SFAS 123(R)

Income tax expense

345

$

Non-GAAP Entries

THREE MONTHS ENDED MARCH 31, 2006

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

®